Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 38,319.71
Total Fee Amount	38,319.71
Total Transaction Valuation	250,292,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00